                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES I, II, III, IV, V AND VI

              "... when it comes to the stock market, you need to
              keep a long-term focus...as we saw during the annual
            period, long-term opportunities can often emerge out of
                          short-term volatility. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
12
Largest Holdings
14
Portfolio of Investments
23
Report of Auditors
24
Financial Statements
28
Notes to Financial Statements
32
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES I-VI
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

-------------------------------------------------------------------------------

    SERIES I                             13.75%
------------------------------------------------------
    SERIES II                            11.42%
------------------------------------------------------
    SERIES III                           11.47%
------------------------------------------------------
    SERIES IV                            10.35%
------------------------------------------------------
    SERIES V                             10.81%
------------------------------------------------------
    SERIES VI                             8.81%
------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    7/31/99   7/31/98
---------------------------------------------------------
    SERIES I                         $10.96    $10.80
---------------------------------------------------------
    SERIES II                        $12.54    $12.41
---------------------------------------------------------
    SERIES III                       $10.62    $10.52
---------------------------------------------------------
    SERIES IV                        $10.79    $10.68
---------------------------------------------------------
    SERIES V                         $10.18    $10.17
---------------------------------------------------------
    SERIES VI                        $11.22    $11.25
---------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------
DURING THE YEAR ENDED JULY 31, 1999, KEMPER RETIREMENT FUND SERIES I-VI MADE
THE FOLLOWING DISTRIBUTIONS PER SHARE:

                INCOME     SHORT-TERM     LONG-TERM
               DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
---------------------------------------------------------
    SERIES I    $0.38        $0.34          $0.49
---------------------------------------------------------
    SERIES II   $0.50        $0.23          $0.47
---------------------------------------------------------
    SERIES III  $0.37        $0.26          $0.41
---------------------------------------------------------
    SERIES IV   $0.33        $0.26          $0.36
---------------------------------------------------------
    SERIES V    $0.33        $0.27          $0.44
---------------------------------------------------------
    SERIES VI   $0.46        $0.22          $0.32
---------------------------------------------------------

TERMS TO KNOW

BALANCE SHEET A listing of assets and liabilities and net worth showing the position of a company at a certain time.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCKS Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

NARROW MARKET Describes a stock market environment where only a few stocks perform strongly, while the majority struggle. In contrast, in a broad market, overall market gains are driven by a larger group of stocks.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

  In a widely anticipated move, the Federal Reserve Board raised its key interest rate -- the overnight bank lending rate -- by one quarter of a point (0.25%) in August in an effort to slow the U.S. economy and keep inflation under control. The rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation.

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. Talk of a second rate hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another, and speculation about another hike became reality at the August 24 Fed meeting.

  Many investors are frustrated by a rate hike when there are no signs of inflation, but Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its August 24 rate hike, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per year without generating inflation. Actual 1998 GDP growth was
4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August was only "taking back" some of what it gave last year.

  Clearly, then, Fed raised interest rates to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Although many economic analysts have moved past the August 24 rate hike and are now speculating about what the Fed will do at its October 5 meeting, the August rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                               NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                               -------------           ------------            ----------            -----------
    10-year Treasury rate 1                         5.94                   5.00                   5.34                   6.30
    Prime rate 2                                    8.06                   7.75                   8.50                   8.50
    Inflation rate 3*                               2.00                   1.60                   1.68                   2.16
    The U.S. dollar 4                              -6.36                  -1.53                   8.17                  10.10
    Capital goods orders 5*                        11.84                   5.11                   3.05                  10.30
    Industrial production 5*                        3.58                   1.55                   2.71                   5.59
    Employment growth 6*                            2.17                   2.37                   2.67                   2.39


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF 7/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF SCUDDER KEMPER INVESTMENTS ECONOMICS GROUP AS OF AUGUST 27, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SHE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND. TRACY MCCORMICK RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE BRINGS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[LANGBAUM PHOTO]
[DOLAN PHOTO]

PORTFOLIO MANAGERS GARY LANGBAUM, CFA, AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS AND TRADERS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE REPORT PERIOD, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS.


INTEREST-RATE SHIFTS, INVESTOR ANXIETY AND GLOBAL UNCERTAINTY WERE JUST A FEW OF THE FACTORS THAT CONTRIBUTED TO A TURBULENT MARKET CLIMATE DURING THE FUND'S FISCAL YEAR. DESPITE THIS VOLATILITY, LEAD PORTFOLIO MANAGER TRACY MCCORMICK LED THE PORTFOLIOS OF KEMPER RETIREMENT FUND SERIES TO RESPECTABLE GAINS. BELOW, MCCORMICK PROVIDES AN OVERVIEW OF THE MARKET, THE FUND'S PERFORMANCE AND HER INVESTMENT STRATEGY.



Q     BEFORE YOU DISCUSS THE FUND, COULD YOU PROVIDE AN OVERVIEW OF SOME OF THE
IMPORTANT EVENTS AND THEMES THAT DROVE THE MARKET?

A     The fund began its fiscal year in August 1998, one of the most turbulent months for the stock market. In late August, Russia defaulted on its debt, sending shock waves across the global economy. Investors were already jittery about the economic strength of Asia, Brazil and Latin America; news of Russia's default unleashed a steep global market correction.

      The Federal Reserve Bank stepped in quickly, cutting interest rates to stimulate economic growth. Other countries followed suit. Leading nations came together and developed plans to shore up the sagging economies.

      These quick and cohesive actions were well received by investors, and the domestic stock market rallied briskly in the fourth quarter of 1998. Strong consumer confidence, low unemployment, low inflation, and steady, modest corporate growth also contributed to an optimistic environment.

      Yet, not all types of domestic stocks fared equally well. Because investorsremained nervous about market volatility, they tended to gravitate toward stocks that offered the perception of stability. These were typically large-cap, household-name companies. The domestic market was unusually narrow (see Terms To Know on page 2), and only a handful of these large growth companies propelled the performance of the stock market.

      In a climate of high consumer confidence, retail and media stocks were among those posting brisk gains. But technology stocks stole the show in the fourth quarter. After struggling mightily since the Asian economic crisis of 1997, technology stocks saw the tides turn in their favor. Low valuations, an improving supply/demand environment and the explosive growth of the Internet propelled an enthusiastic rally.

      In April, however, the markets changed direction, rotating from growth stocks into more-cyclical issues, and broadening out to include more small- and mid-cap stocks. Cyclical stocks (see Terms To Know on page 2) typically thrive during times of accelerating economic growth, and many investors believed that the economy was indeed positioned to grow more rapidly. The Federal Reserve's move in June to tighten interest rates reinforced this view. Oil, chemical, and industrial stocks benefited from the change of market direction, while growth-oriented health-care and consumer-nondurable stocks faltered. Concerns about trendy, high-priced technology stocks came home to roost, and many Internet stocks dropped precipitously.

PERFORMANCE UPDATE

  By June, however, this cyclical rotation slowed. At the close of the fund's fiscal year, the domestic-stock market isn't moving with uniform momentum towards either cyclical or growth-style stocks. Investors are paying more attention to company fundamentals, but the possibility of additional interest-rate hikes continues to leave many individuals ill at ease.



Q     HOW DID KEMPER RETIREMENT FUND PERFORM?


A     For the one-year period ending July 31, 1999, the returns of the portfolios ranged from 13.75 percent to 8.81 percent (unadjusted for any sales charges). (Please see page 2 for more information.)

      While these returns may seem modest compared to the fund returns that you may see in the headlines, keep in mind that the portfolios typically invest only a portion of assets in stocks, and the remainder in zero-coupon U.S. Treasury bonds. The bonds anchor the fund's guaranteed return of original investment, but they also limit the fund's ability to participate fully in the equity market.

      Remember, the guaranteed return of original investment applies only to shareholders who hold their investment to the portfolios' maturity date, and who reinvest all dividends. Please see the prospectus for more details.



Q     TELL US MORE ABOUT ZERO-COUPON U.S. TREASURY BONDS.


A     Zero-coupon U.S. Treasury bonds are sold at considerable discount to their face value. "Zero-coupon" means that the bondholder receives no periodic interest payments. When the bonds mature, the bondholder receives the face value of the bond. Because the U.S. government backs the bonds, the payment is guaranteed.

      Prior to maturity, the principal value of a zero-coupon bond is subject to volatility, especially when interest rates are shifting. Generally, zero-coupon bonds have higher prices when interest rates are low. Because the portfolios were launched at different times, in different interest-rate environments, the amount of zero-coupon bonds in each portfolio varies.



Q     HOW DO YOU SELECT STOCKS?


A     We follow a disciplined, research-intensive process. We invest primarily in the stocks of established, large-cap, domestic companies. Before we buy a stock, we require:

      - Excellent company fundamentals

      - Strong earnings-growth prospects

      - Catalysts for potential growth, such as new management, products, services or business strategies

      - Attractive stock prices

      In order to determine which stocks to buy, we rely on rigorous, independent analysis. We need to understand a company inside and out. To do this, we'll meet with a company's management, visit facilities, dig into balance sheets (see Terms To Know on page 2), and apply thorough quantitative screens. We don't let the conventional Wall Street buzz sway our judgement.

      Another important element of our strategy involves analyzing secular or industry trends, and targeting companies that are well-positioned to benefit from those trends.



Q     HOW DO YOU DECIDE WHAT STOCKS TO SELL?


A     We'll begin to sell stocks when their prices reach the pre-established targets we set for them. This sort of selling is often referred to as "profit taking." Profit taking requires strict discipline, but we believe that this discipline can keep us from getting caught up in emotion. We also eliminate stocks when we see signs that company fundamentals could be weakening or indications that growth potential could be deteriorating.

PERFORMANCE UPDATE



Q     PLEASE HIGHLIGHT SOME EXAMPLES OF WHERE YOUR STOCK-SELECTION PROCESS
ENHANCED PERFORMANCE.


A     Media and technology stocks were two groups that contributed especially good gains.

      MEDIA: Because they derive significant revenues from advertising, media stocks have profited from high consumer confidence. As lengthening commute times keep people in cars for longer periods, radio and outdoor advertising have become increasing lucrative. Companies like Clear Channel Communications, a leading provider of outdoor advertising and radio broadcasting, have taken advantage of these trends. Certain media companies, such as AT&T -- Liberty Media Group, also offer exposure to the growth of the Internet. In addition to providing television programming, AT&T -- Liberty Media Group also has a corner on some highly valued band-width. We believe that many of the largest Internet players would be willing to pay a premium price for this bandwidth.

      Tribune Company, Time Warner, and Univision Communications also earned solid gains. Tribune and Time Warner are well-known companies, operating a variety of diversified media services. Both have demonstrated the ability to address -- and profit from -- the evolving needs of the marketplace. Univision is a leading player in a rapidly growing market segment -- Spanish-language radio and television. Univision may not be a household name today, but it's a good example of an excellently managed company that is well positioned to dominate its niche.

      TECHNOLOGY: Our analysis had also led us to profitable technology stocks, notably semiconductor and computer hardware stocks, including Motorola and Hewlett-Packard. These, and other technology stocks, have provided the fund with robust gains.

      Motorola and Hewlett-Packard both demonstrate the benefits of our independent research. We invested in Motorola in 1997, at a time when many Wall Street analysts did not have a favorable view of the stock. We tuned out the buzz and relied on our own research. In our analysis, Motorola offered several catalysts for growth: the firm had clarified its focus, redefined its business groups, and initiated cost-control measures. Our decision paid off: Motorola has since posted very attractive earnings, and we've reaped an excellent return from the stock.

      Hewlett-Packard is also a good example of our stock-selection process in action. Throughout the fall and summer of 1997, when many investors felt that Hewlett-Packard wasn't a worthwhile proposition, we built exposure to the stock. The company had been frank about recent problems with top-line growth and also had significant exposure to troubled Asian markets. We considered these factors carefully, but also looked deeper. Hewlett-Packard was battening down the hatches on expenses, offered a healthy product cycle and had developed plans to spin-off a portion of its operations. The firm had also brought in well-regarded senior management from outside the firm. In short, we were seeing the catalysts that we like to see. Our judgement proved on-track: Hewlett Packard has made considerable progress in getting its house in order, and its stock price has risen accordingly.



Q     WHAT FACTORS HINDERED PERFORMANCE?


A     In more general terms, the portfolios' hefty exposure in zero-coupon bonds limited our ability to fully participate in the stock market's rebound. When the market rotated toward value-oriented cyclicals in the spring, our more growth-oriented style faced added challenges as well.

      Waste Management Services proved to be a poor investment. We bought the stock at an attractive valuation -- and saw its price rise dramatically through the first portion of 1999. We were aware that Waste Management was grappling with some accounting issues, but felt that its acquisition by USA Waste could address these situations. Regrettably, our conviction in Waste Management was not merited. In July, the firm fell short of earnings expectations. We saw that the management did not have a firm hold on the company and had not appropriately addressed the accounting issues. We exited the stock ahead of many of other investors who placed less weight on what was -- to us -- a significant development. Thanks to our prompt liquidation, we were able to sidestep much of the price decline that was to follow. Overall, we ended up just a moderate degree behind where we started.

PERFORMANCE UPDATE


  Some of our health-care stocks also fell short of expectations. Many pharmaceutical stocks became richly valued, despite slowing product pipelines. Although we had been paring back the fund's exposure, in retrospect we would have been better served by a more-aggressive reduction. When the market took on a more cyclical tilt in the spring, our pharmaceutical exposure clipped overall gains, as stocks such as Abbott Laboratories and Pfizer stumbled. American Home Products has faced uphill ground in the wake of legislation surrounding its diet drug "fen-phen." Our analysis indicates that the market has over-discounted the impact of possible judgements against the company, so we continue to hold the stock.



Q     TECHNOLOGY STOCKS ARE WELL REPRESENTED IN THE FUND. COULD YOU TELL US MORE
ABOUT THE FUND'S TECHNOLOGY EXPOSURE?


A     We've found many attractively valued technology stocks. Throughout the annual period, we've favored component, networking and hardware companies. We're particularly interested in companies that have embraced the electronic-commerce revolution with compelling business models and product plans. Companies that fit this criteria include Intuit, Novell and Oracle Systems.

      We're also interested in technology companies that are leveraging the potential of contract manufacturing, or outsourcing. A contract-manufacturing arrangement allows a company to focus and build on its core competencies, such as product development, while outsourcing the manufacturing to another company. Typically, the contract manufacturer can produce the goods at a reduced cost. We've been particularly impressed with the ways that companies such as Cisco Systems have used outsourcing to enhance growth. We also hold a position in Solectron, a leading contract manufacturer.

      Meanwhile, we're steering clear of the trendy, untested ".com" stocks. Simply put, we need quality fundamentals, not hype. We're also being very vigilant about companies that could be most susceptible to Year 2000 spending slowdowns.



Q     WHERE ELSE ARE YOU FINDING OPPORTUNITIES?


A     Within the financial-services industry, we've built exposure to property and casualty insurance companies, such as St. Paul Companies. Many insurers have endured a long down-cycle, characterized by weak cash flow and overcapacity. More recently, however, pricing has improved and there are signs of improved retention.

      We've also added stocks that provide cyclical exposure without sacrificing growth. Stocks that have met these dual criteria include industrial-machinery producer Parker-Hannifin, and chemical manufacturer Air Products & Chemicals. Air Products hasn't yet performed as briskly as we had anticipated, but our analysis suggests that the stock still offers good longer-term potential.

      We've also done some repositioning of our health-care stocks. The valuations of many pharmaceutical companies are stretched. Also, many of the pharmaceutical giants have experienced slowdowns in their product pipelines. In contrast, many biotech and medical supply companies offer more attractive valuations and opportunities for growth. So, our analysis has encouraged us to pare back exposure to pharmaceuticals in favor of these other segments of the health-care sector.

      Apart from media stocks, the portfolios do include some other consumer-staples stocks, but we've been particularly selective here. Recently, we haven't found many consumer-staple stocks that offer the attractively valued growth potential that we seek. Many have experienced difficulties generating top-line growth. PepsiCo is one stock that makes the grade, however. Here, we're seeing improved cost-controls, and reinvigorated management. PepsiCo has sharpened its focus, spinning off its restaurant and bottling divisions to focus on the more lucrative potential of its core beverage market and the Frito-Lay brand. In fact, PepsiCo is one of the fund's largest holdings, and we also have exposure to its spin-off, Pepsi Bottling Group.

PERFORMANCE UPDATE


Q     TRACY, GIVEN THE VOLATILITY OF THIS PAST YEAR, DO YOU HAVE ANY CLOSING
THOUGHTS FOR SHAREHOLDERS?


A     The past year reminds us that stock investing brings both ups and downs.
The events of the past year also emphasize that, when it comes to the stock market, you need to keep a long-term focus. Short-term market volatility can be uncomfortable, but we encourage shareholders to look to the benefits of the investment program they have established with Kemper Retirement Fund. Through its zero-coupon bonds, Kemper Retirement Fund provides shareholders with a guaranteed return of initial investment and a more secure way to participate in the stock market. The target-maturity structure supports a long-term investment discipline. (Please see the prospectus for important details and conditions about the guarantee.)

      Lastly, as we saw during the annual period, long-term opportunities can often emerge out of short-term volatility. We are committed to using Scudder Kemper Investments' disciplined, independent research to pursue these opportunities on behalf of the shareholders.

--------------------------------------------------------------------------------
 IMPORTANT NOTICE FOR SHAREHOLDERS OF KEMPER RETIREMENT FUND -- SERIES I
--------------------------------------------------------------------------------

 On November 15, 1999, Kemper Retirement Fund -- Series I matures, as outlined in the prospectus. Under separate cover, shareholders should have received information about this event and the options available to them. If you have any questions or would like more information, please contact your financial representative or Kemper Shareholder Services at (800) 621-1048.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED JULY 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                            LIFE OF
                            1-YEAR         5-YEAR             FUND
---------------------------------------------------------------------------------------------------
    SERIES I                8.05%          13.48%            13.12%             (since 2/5/90)
 ...................................................................................................
    SERIES II               5.88%          11.55%            12.51%            (since 9/10/90)
 ...................................................................................................
    SERIES III              5.93%          12.41%            10.68%            (since 3/10/92)
 ...................................................................................................
    SERIES IV               4.85%          12.00%             9.39%            (since 1/15/93)
 ...................................................................................................
    SERIES V                5.22%          12.93%             9.77%            (since 11/15/93)
 ...................................................................................................
    SERIES VI               3.39%             n/a            10.99%             (since 5/1/95)
 ...................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES I
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series I shares from 2/28/90 to 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                          FUND - SERIES I      RUSSELL 1000 GROWTH           INDEX                 INDEX"'
                                         -----------------     -------------------      ----------------        -------------
2/28/90                                        9502.00               10000.00               10000.00               10000.00
                                              10508.00               10770.00               10955.00               10256.00
                                              15065.00               15203.00               12721.00               13379.00
                                              15352.00               15963.00               13685.00               14398.00
12/31/93                                      17098.00               16427.00               15195.00               15850.00
                                              16028.00               16863.00               14662.00               16059.00
                                              19834.00               23133.00               17483.00               22095.00
12/31/96                                      22693.00               28482.00               17991.00               27166.00
                                              26244.00               37166.00               19746.00               36230.00
                                              29446.00               51550.00               21620.00               46582.00
7/31/99                                       31671.00               55127.00               21070.00               50723.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES II
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series II shares from 9/30/90 to 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                          FUND - SERIES II     RUSSELL 1000 GROWTH           INDEX                 INDEX"'
                                         -----------------     -------------------      ----------------        -------------
9/30/90                                       10000.00               10000.00               10000.00               10000.00
                                              10322.00               11095.00               10509.00               10896.00
                                              14642.00               15662.00               12204.00               14216.00
                                              15090.00               16446.00               13129.00               15299.00
12/31/93                                      16977.00               16923.00               14578.00               16841.00
                                              15824.00               17373.00               14066.00               17064.00
                                              19550.00               23833.00               16773.00               23477.00
12/31/96                                      21647.00               29343.00               17260.00               28866.00
                                              24636.00               38289.00               18944.00               38497.00
                                              27373.00               53109.00               20741.00               49497.00
7/31/99                                       28967.00               56794.00               20213.00               53897.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES III
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series III shares from 3/31/92 to 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                         FUND - SERIES III     RUSSELL 1000 GROWTH           INDEX                 INDEX"'
                                         -----------------     -------------------      ----------------        -------------
3/31/92                                       10000.00               10000.00               10000.00               10000.00
                                               9916.00               10334.00               10671.00               11041.00
                                              11476.00               10590.00               11848.00               12153.00
12/31/94                                      11142.00               11122.00               11833.00               12314.00
                                              13010.00               14619.00               13031.00               16942.00
                                              14151.00               16888.00               13723.00               20831.00
12/31/97                                      17698.00               25644.00               15202.00               27781.00
                                              18880.00               30750.00               16433.00               35719.00
7/31/99                                       21045.00               38144.00               16815.00               38894.00

-KEMPER RETIREMENT FUND(I)
-RUSSELL 1000 GROWTH INDEX+
-LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++
-S&P STOCK INDEX+++

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

   *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME
    AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.0%. WHEN COMPARING KEMPER RETIREMENT FUND SERIES TO THE INDICES, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES. BEGINNING WITH THE NEXT ANNUAL REPORT, THE S&P 500 STOCK INDEX, A MORE REPRESENTATIVE INDEX FOR THE STOCK PORTION OF THE FUND, WILL BE SHOWN INSTEAD OF THE RUSSELL 1000 GROWTH INDEX.

   +THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON
    STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT. ASSUMES REINVESTMENT OF DIVIDENDS. SOURCE IS CDA WIESENBERGER.

  ++THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX
    COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

 +++THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF
    THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

PERFORMANCE UPDATE

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES-IV
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series IV shares from 1/31/93 TO 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                          FUND -IV           RUSSELL 1000 GROWTH INDEX+      INDEX++               INDEX+++
                                         -----------------   -------------------------- ----------------        -------------
1/31/93                                       10000.00               10000.00               10000.00               10000.00
                                              10421.00               10410.00               10867.00               10917.00
12/31/95                                      12202.00               14660.00               12503.00               15218.00
                                              12202.00               14660.00               12503.00               15218.00
12/31/97                                      15302.00               23552.00               14122.00               24954.00
                                              15302.00               23552.00               14122.00               24954.00
                                              17277.00               32668.00               15461.00               32084.00
7/31/99                                       17873.00               34935.00               15068.00               34936.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES-V
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series V shares from 11/30/93 TO 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                          FUND -V            RUSSELL 1000 GROWTH INDEX+      INDEX++               INDEX+++
                                         -----------------   -------------------------- ----------------        -------------
11/30/93                                      10000.00               10000.00               10000.00               10000.00
                                               9553.00               10173.00               10044.00               10121.00
                                               8841.00               10443.00                9691.00               10255.00
12/31/95                                      11404.00               14327.00               11556.00               14109.00
                                              12540.00               17639.00               11892.00               17347.00
12/31/97                                      14597.00               23017.00               13052.00               29135.00
                                              16613.00               31926.00               14290.00               29745.00
7/31/99                                       17152.00               34141.00               13927.00               32389.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND-SERIES-VI
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series VI shares from 5/31/95 TO 7/31/99

                                                                                        LEHMAN BROTHERS
                                         KEMPER RETIREMENT                              GOV'T/CORP. BOND        S&P 500 STOCK
                                          FUND -VI           RUSSELL 1000 GROWTH INDEX+      INDEX++               INDEX+++
                                         -----------------   -------------------------- ----------------        -------------
11/30/93                                      10000.00               10000.00               10000.00               10000.00
                                               9553.00               10173.00               10044.00               10121.00
                                               8841.00               10443.00                9691.00               10255.00
12/31/95                                      11404.00               14327.00               11556.00               14109.00
                                              12540.00               17639.00               11892.00               17347.00
12/31/97                                      14597.00               23017.00               13052.00               29135.00
                                              16613.00               31926.00               14290.00               29745.00
7/31/99                                       17152.00               34141.00               13927.00               32389.00


-  Kemper Retirement Fund 1
-  Russell 1000 Growth Index+
-  Lehman Brothers Gov't/Corp. Bond Index++
-  S&P Stock Index+++

LARGEST HOLDINGS

THE FUND'S LARGEST STOCK HOLDINGS*
Percentages based on the funds' total common stock holdings

-----------------------------------------------------------------------------------------------------------------
HOLDINGS                               SERIES I     SERIES II   SERIES III    SERIES IV    SERIES V     SERIES VI
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

CISCO SYSTEMS                            2.9%         2.6%         2.6%         2.4%         2.9%         3.0%
------------------------------------------------------------------------------------------------------------------

GENERAL ELECTRIC                         2.7%         2.7%         2.9%         3.2%         3.1%         2.9%
------------------------------------------------------------------------------------------------------------------

MICROSOFT                                2.5%         2.5%         2.3%         2.7%         2.5%         2.9%
------------------------------------------------------------------------------------------------------------------

MOTOROLA                                 2.3%         2.0%         2.2%         1.9%         2.3%         2.0%
------------------------------------------------------------------------------------------------------------------

HEWLETT-PACKARD                          2.3%         2.7%         2.4%         2.5%         2.2%         2.6%
------------------------------------------------------------------------------------------------------------------

INTEL                                    2.0%         2.0%         2.2%         2.2%         2.1%         2.3%
------------------------------------------------------------------------------------------------------------------

MEDTRONIC                                1.8%         1.7%         1.6%         1.7%         1.8%         1.8%
------------------------------------------------------------------------------------------------------------------

RAYTHEON                                 1.7%         1.5%         1.5%         1.3%         1.6%         1.4%
------------------------------------------------------------------------------------------------------------------

CITIGROUP                                1.6%         1.6%         1.8%         1.8%         1.7%         1.8%
------------------------------------------------------------------------------------------------------------------

PEPSICO.                                 1.6%         1.8%         1.7%         1.7%         1.7%         1.8%
------------------------------------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

LARGEST HOLDINGS

DESCRIPTION OF YOUR FUND'S LARGEST HOLDINGS

-------------------------------------------------------------------------------
HOLDINGS
--------------------------------------------------------------------------------
CISCO SYSTEMS                       Large, comprehensive supplier of routing
                                    software and related systems that direct the
                                    flow of data between local networks.

--------------------------------------------------------------------------------
GENERAL ELECTRIC                    A broadly diversified company with major
                                    businesses in power generators, appliances,
                                    lighting, plastics, medical systems,
                                    aircraft engines, financial services and
                                    broadcasting.
--------------------------------------------------------------------------------
MICROSOFT                           Develops, markets and supports a variety of
                                    microcomputer software, operating systems,
                                    language and application programs, related
                                    books and peripheral devices.
--------------------------------------------------------------------------------
MOTOROLA                            Manufactures components, notably
                                    semiconductors and electronic communications
                                    equipment.

--------------------------------------------------------------------------------
HEWLETT-PACKARD                     Large supplier of enterprise computer
                                    systems. Products include low-cost printers
                                    and personal computers.

--------------------------------------------------------------------------------
INTEL                               Engaged in the design, development,
                                    manufacture and sale of advanced
                                    microcomputer components, such as integrated
                                    circuits and other related products.
--------------------------------------------------------------------------------
MEDTRONIC                           Develops, manufactures and markets
                                    therapeutical medical devices designed to
                                    improve cardiovascular and neurological
                                    health.

--------------------------------------------------------------------------------
RAYTHEON                            A diversified technology-based company
                                    active in electronics, aircraft products and
                                    energy and environmental services.

--------------------------------------------------------------------------------
CITIGROUP                           Leading global financial-service provider.
                                    Operations include a wide variety of
                                    insurance products and banking services,
                                    managed health-care programs, asset
                                    management, investment services and
                                    credit-card services.
--------------------------------------------------------------------------------
PEPSICO.                            Leading global provider of beverages and
                                    snack foods. Brands include 7-UP, Pepsi,
                                    Diet Pepsi, Tropicana Products and
                                    Frito-Lay.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND SERIES I THROUGH SERIES VI

PORTFOLIO OF INVESTMENTS AT JULY 31, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                 SERIES I                SERIES II
------------------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL             PRINCIPAL
                                                                            AMOUNT      VALUE     AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
OBLIGATIONS--36.6%,
51.2%, 47.5%, 52.1%,
45.7% AND 54.8%
                                        U.S. Treasury Strip, zero coupon,
                                        1999 through 2006                   $38,600    $38,050    $81,900    $77,474
                                        (Cost: $37,649, $75,412, $53,047,
                                        $62,726, $51,052 and $36,165)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF             NUMBER OF
COMMON STOCKS                                                                 SHARES      VALUE     SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--4.1%,
3.2%, 3.5%, 3.2%, 3.6%
AND 2.8%
  TELEPHONE/COMMUNICATIONS
                                        Ameritech Corp.                        8,000        586      8,000        586
                                        AT&T Corp.                             9,500        493      9,500        493
                                        Bell Atlantic Corp.                   15,500        988     18,000      1,147
                                        BellSouth Corp.                        8,000        384     10,000        480
                                        Frontier Corp.                         4,000        222      5,500        305
                                     (a)MCI WorldCom, Inc.                    11,000        907     12,000        990
                                        SBC Communications, Inc.              11,200        641     14,000        801
                                        --------------------------------------------------------------------------------
                                                                                          4,221                 4,802
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.3%,
3.3%, 3.7%, 3.5%, 3.8% AND 3.2%
  DEPARTMENT & CHAIN
  STORES--3.3%, 2.4%, 2.8%,
  2.6%, 2.9% AND 2.3%
                                        CVS Corp.                              7,000        348      8,000        398
                                        Dayton Hudson Corp.                   11,000        712     13,500        873
                                        Dollar General Corp.                  25,000        661     27,500        727
                                        Home Depot, Inc.                      14,000        893     13,000        830
                                        Wal-Mart Stores, Inc.                 20,000        845     20,000        845
                                        --------------------------------------------------------------------------------
                                                                                          3,459                 3,673

  HOTELS & CASINOS--.4%,
  .4%, .4%, .4%, .4% AND .4%
                                     (a)Mirage Resorts, Inc.                  28,500        401     36,500        513
                                        --------------------------------------------------------------------------------

  RESTAURANTS--.6%, .5%,
  .5%, .5%, .5% AND .5%
                                        McDonald's Corp.                      16,000        667     19,000        792
                                        --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%, 3.3%,
3.4%, 3.3%, 3.5% AND 2.9%
  FOOD & BEVERAGE--2.9%, 2.5%, 2.5%,
  2.4%, 2.7% AND 2.2%
                                        Albertson's, Inc.                     10,500        522     12,000        596
                                        Dean Foods Co.                         9,000        390     10,000        434
                                        H.J. Heinz Co.                        12,000        565     14,600        688
                                        Pepsi Bottling Group, Inc.            25,000        591     35,000        827
                                        PepsiCo., Inc.                        25,500        998     33,000      1,291
                                        --------------------------------------------------------------------------------
                                                                                          3,066                 3,836

  PACKAGE GOODS/ COSMETICS--1.0%,
  .8%, .9%, .9%, .8% AND .7%
                                        Procter & Gamble Co.                  11,000        996     13,500      1,222
                                        --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
DURABLES--.2%, .2%, .2%, .2%, .2%
AND .2%
  TELECOMMUNICATIONS EQUIPMENT
                                        Lucent Technologies, Inc.              4,000        260      4,000        260
                                        --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ENERGY--3.7%, 2.7%, 3.1%, 2.8%,
3.2% AND 2.7%
  OIL & GAS PRODUCTION--1.2%, .9%,
  1.1%, 1.0%, 1.0% AND .9%
                                        Conoco, Inc. "A"                      14,200        370     16,300        425
                                        Royal Dutch Petroleum Co.             15,000        915     16,000        976
                                        --------------------------------------------------------------------------------
                                                                                          1,285                 1,401
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-------------------------------------------------------------------------------------------------
     PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
-------------------------------------------------------------------------------------------------
      $64,100    $ 55,414    $77,700    $ 63,041    $76,500    $ 55,542    $55,900    $37,024
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-------------------------------------------------------------------------------------------------

        8,000         586      6,000         439      8,000         586      4,000        293
        8,500         441      7,500         390      8,500         441      4,000        208
       16,500       1,052     16,500       1,052     16,500       1,052      7,000        446
        8,000         384      8,000         384      8,000         384      4,000        192
        4,000         222      4,000         222      4,000         222         --         --
       10,000         825     10,000         825     12,000         990      5,000        413
       10,800         618     10,400         595     12,000         686      6,000        343
-------------------------------------------------------------------------------------------------
                    4,128                  3,907                  4,361                 1,895
-------------------------------------------------------------------------------------------------

        7,000         348      7,000         348      7,000         348      3,000        149
       10,500         679     11,000         712     12,000         776      6,000        388
       21,250         562     17,500         462     25,000         661      8,125        215
       13,000         830     13,000         830     13,000         830      6,500        415
       20,000         845     20,000         845     20,000         845      9,500        401
-------------------------------------------------------------------------------------------------
                    3,264                  3,197                  3,460                 1,568

       31,600         444     31,600         444     32,500         457     16,200        228
-------------------------------------------------------------------------------------------------

       15,000         625     15,000         625     16,000         667      8,000        334
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

        9,500         472      9,500         472     10,500         522      4,300        214
        9,000         390      9,000         390      9,000         390      4,000        173
        9,900         467      9,900         467     12,000         565      6,000        283
       25,000         591     25,000         591     30,000         709     11,000        260
       25,200         986     25,200         986     27,500       1,077     13,600        532
-------------------------------------------------------------------------------------------------
                    2,906                  2,906                  3,263                 1,462

       11,500       1,041     11,500       1,041     11,500       1,041      5,500        498
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

        4,000         260      4,000         260      4,000         260      2,000        130
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

       12,700         331     12,200         318     14,000         366      6,800        177
       15,000         915     14,000         854     14,000         854      7,500        458
-------------------------------------------------------------------------------------------------
                    1,246                  1,172                  1,220                   635

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                 SERIES II
------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF               NUMBER OF
                                                                         SHARES       VALUE      SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
OIL COMPANIES--2.1%, 1.6%, 1.7%,
1.6%, 1.9% AND 1.5%
                                          Chevron Corp.                      6,600   $    602      6,400    $    584
                                          Mobil Corp.                        6,400        654      8,800         900
                                          Texaco, Inc.                       8,500        530      9,500         592
                                          Unocal Corp.                       9,000        357      9,000         357
                                          ------------------------------------------------------------------------------
                                                                                        2,143                  2,433

OILFIELD SERVICES/EQUIPMENT--.4%,
 .2%, .3%, .2%, .3% AND .3%
                                          Schlumberger, Ltd.                 6,000        363      5,700         345
                                          ------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

FINANCIAL--9.3%, 7.1%, 7.6%, 7.2%,
7.8% AND 6.8%
BANKS--2.6%, 2.1%, 2.1%, 2.1%,
2.1% AND 1.9%
                                          Bank of America Corp.              8,184        543     11,579         769
                                          Chase Manhattan Corp.              8,000        615      9,000         692
                                          Compass Bancshares, Inc.          20,400        587     20,700         596
                                          First Tennessee National
                                            Corp.                           11,000        403     12,000         440
                                          J.P. Morgan & Co., Inc.            4,000        512      5,000         639
                                          ------------------------------------------------------------------------------
                                                                                        2,660                  3,136

    CONSUMER FINANCE--2.3%, 1.7%,
      1.9%, 1.8%, 1.9% AND 1.7%
                                          American Express Credit
                                            Corp.                            7,500        988      7,500         988
                                          Capital One Finance Corp.          9,000        417      9,000         417
                                          Citigroup, Inc.                   22,750      1,014     25,000       1,114
                                          ------------------------------------------------------------------------------
                                                                                        2,419                  2,519

    INSURANCE--3.4%, 2.6%, 2.8%, 2.6%,
      3.0% AND 2.4%
                                          American International
                                            Group, Inc.                      8,000        929      8,000         929
                                          CIGNA Corp.                        8,000        705      9,300         820
                                          Jefferson Pilot Corp.             11,000        804     13,500         987
                                          St. Paul Companies, Inc.          20,000        622     25,000         778
                                          UnumProvident Corp.                9,000        466      8,000         414
                                          ------------------------------------------------------------------------------
                                                                                        3,526                  3,928

    OTHER FINANCIAL COMPANIES--1.0%,
      .7%, .8%, .7%, .8% AND .8%
                                      (a) Goldman Sachs Group,
                                            Inc.                             2,600        167      3,100         199
                                          Household International,
                                            Inc.                            19,946        857     21,919         941
                                          ------------------------------------------------------------------------------
                                                                                        1,024                  1,140
------------------------------------------------------------------------------------------------------------------------

HEALTH--7.3%, 5.6%, 6.2%, 5.6%,
6.2% AND 5.5%
BIOTECHNOLOGY--.2%, .1%, .2%, .1%,
 .2% AND .1%
                                      (a) Biogen, Inc.                    2,500        172      3,000         206
                                          ------------------------------------------------------------------------------



    HEALTH INDUSTRY SERVICES--.5%,
    .3%, .5%, .4%, .5% AND .4%
                                      (a) Wellpoint Health
                                            Networks, Inc.                   7,000        575      6,000         493
                                          ------------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--1.9%,
    1.4%, 1.5%, 1.5%, 1.6% AND 1.4%
                                          Baxter International, Inc.        12,000        824     13,000         893
                                          Medtronic, Inc.                   15,909      1,147     16,735       1,206
                                          ------------------------------------------------------------------------------
                                                                                        1,971                  2,099

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------
    SERIES III              SERIES IV              SERIES V               SERIES VI
-------------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-------------------------------------------------------------------------------------------------

        5,400    $    493      5,400    $    493      6,600    $    602      2,600    $   238
        6,600         675      6,400         654      7,000         716      3,300        337
        7,200         448      7,200         448      9,500         592      4,000        249
        9,000         357      9,000         357      9,000         357      4,500        179
-------------------------------------------------------------------------------------------------
                    1,973                  1,952                  2,267                 1,003


        6,000         363      4,000         242      6,000         363      3,000        182
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

        8,184         543      8,184         543      8,184         543      4,526        300
        8,000         615      8,000         615      8,000         615      4,000        308
       14,900         429     15,900         458     15,900         458      8,200        236
       11,000         403     11,000         403     11,000         403      5,500        201
        4,000         512      4,000         512      4,000         512      2,000        256
-------------------------------------------------------------------------------------------------
                    2,502                  2,531                  2,531                 1,301


        6,000         791      6,000         791      6,500         856      3,250        428
        8,000         371      7,000         324      9,000         417      4,500        209
       23,500       1,047     23,500       1,047     23,500       1,047     11,750        523
-------------------------------------------------------------------------------------------------
                    2,209                  2,162                  2,320                 1,160


        7,000         813      7,000         813      8,000         929      3,800        441
        8,300         732      8,300         732      8,300         732      4,000        353
        9,500         694      8,500         621     12,500         913      5,500        402
       19,000         591     19,000         591     19,000         591      9,000        280
        8,000         414      7,000         362      8,000         414      3,000        155
-------------------------------------------------------------------------------------------------
                    3,244                  3,119                  3,579                 1,631


        2,600         167      2,600         167      2,600         167      1,300         84
       17,932         770     17,932         770     19,932         856      9,813        421
-------------------------------------------------------------------------------------------------
                      937                    937                  1,023                   505
-------------------------------------------------------------------------------------------------

        2,500         172      2,500         172      2,500         172      1,200         83
-------------------------------------------------------------------------------------------------



        7,000         575      5,000         411      7,000         575      3,000        246
-------------------------------------------------------------------------------------------------

       12,000         824     12,000         824     12,000         824      6,000        412
       13,083         943     13,083         943     15,909       1,146      7,541        543
-------------------------------------------------------------------------------------------------
                    1,767                  1,767                  1,970                   955

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                 SERIES II
------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF               NUMBER OF
                                                                         SHARES       VALUE      SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------

      PHARMACEUTICALS--4.7%, 3.8%,
      4.0%, 3.6%, 3.9% AND 3.6%
                                          Abbott Laboratories               22,000   $    945     25,000    $  1,073
                                          Allergan, Inc.                       800         76      1,100         104
                                          American Home Products
                                            Corp.                           16,100        821     18,500         943
                                          Bristol-Meyers Squibb Co.         14,300        951     15,000         998
                                          Pfizer, Inc.                      16,000        543     21,000         713
                                          Schering-Plough Corp.             14,500        710     19,200         941
                                          Warner-Lambert Co.                12,000        792     14,000         924
                                          ------------------------------------------------------------------------------
                                                                                        4,838                  5,696
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.3%, 4.2%, 4.5%,
    4.5%, 4.7% AND 4.0%
      DIVERSIFIED MANUFACTURING--2.3%,
      1.9%, 2.0%, 2.0%, 2.1% AND 1.7%
                                          General Electric Co.              15,600      1,700     17,600       1,918
                                          Tyco International, Ltd.           7,049        689      9,054         885
                                          ------------------------------------------------------------------------------
                                                                                        2,389                  2,803

      ELECTRICAL PRODUCTS--.9%, .7%,
      .8%, .7%, .7% AND .7%
                                          Emerson Electric Co.              15,400        919     18,800       1,122
                                          ------------------------------------------------------------------------------

      MACHINERY/COMPONENTS/
      CONTROLS--1.4%, 1.0%, 1.1%,
      1.1%, 1.2% AND 1.0%
                                          Federal-Mogul Corp.               15,200        737     17,200         834
                                          Parker-Hannifin Corp.             14,000        661     15,000         708
                                          ------------------------------------------------------------------------------
                                                                                        1,398                  1,542

      OFFICE EQUIPMENT/SUPPLIES--.3%,
      .2%, .3%, .3%, .3% AND .2%
                                          Xerox Corp.                        6,800        332      6,800         332
                                           -----------------------------------------------------------------------------

      SPECIALTY CHEMICALS--.4%, .4%,
      .3%, .4%, .4% AND .4%
                                          Air Products & Chemicals,
                                            Inc.                            14,000        468     16,000         535
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--5.4%, 4.5%, 4.8%, 4.2%,
    4.6% AND 3.9%
    ADVERTISING--.7%, .5%, .6%, .5%,
      .5% AND .4%
                                          Young & Rubicam, Inc.             16,300        739     16,300         739
                                          ------------------------------------------------------------------------------

      BROADCASTING &
      ENTERTAINMENT--2.9%, 2.5%, 2.5%,
      2.2%, 2.5% AND 2.1%
                                          (a) CBS Corp.                     17,900        786     20,300         892
                                          (a) Clear Channel
                                              Communications, Inc.           6,943        483      9,258         644
                                          (a) Infinity Broadcasting
                                              Corp.                         14,900        411     18,900         521
                                              Time Warner, Inc.             10,400        749     12,400         893
                                          (a) Univision
                                              Communications, Inc.           8,500        589     11,400         789
                                          ------------------------------------------------------------------------------
                                                                                        3,018                  3,739

      CABLE TELEVISION--1.2%, 1.0%,
      1.1%, 1.0%, 1.1% AND 1.0%
                                          (a) AT&T Corp -- Liberty
                                              Media Group                   18,000        666     22,000         814
                                          (a) Media One Group, Inc.          8,000        579     10,000         724
                                          ------------------------------------------------------------------------------
                                                                                        1,245                  1,538

      PRINT MEDIA--.6%, .5%, .6%, .5%,
      .5% AND .4%
                                              Tribune Co.                    7,000        616      9,000         793
                                          ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-------------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-------------------------------------------------------------------------------------------------
       22,000    $    945     19,000    $    816     23,000    $    988     11,000    $   472
          800          76        800          76        800          76        500         47
       15,600         796     14,100         719     15,600         796      7,500        383
       13,000         864     11,000         732     13,000         864      6,500        432
       16,000         543     16,000         543     16,000         543      7,500        255
       14,500         710     14,500         710     14,500         710      9,100        446
       11,000         726     11,000         726     12,000         792      6,000        396
-------------------------------------------------------------------------------------------------
                    4,660                  4,322                  4,769                 2,431
-------------------------------------------------------------------------------------------------

       15,800       1,722     16,800       1,831     17,600       1,918      8,000        872
        6,085         594      6,010         587      7,000         684      3,000        293
-------------------------------------------------------------------------------------------------
                    2,316                  2,418                  2,602                 1,165

       15,200         907     15,200         907     15,800         943      8,400        501
-------------------------------------------------------------------------------------------------

       13,200         640     13,200         640     15,200         737      7,100        345
       14,000         661     14,000         661     14,000         661      7,000        330
-------------------------------------------------------------------------------------------------
                    1,301                  1,301                  1,398                   675

        6,800         332      6,800         332      6,800         331      3,000        146
-------------------------------------------------------------------------------------------------

       13,000         435     13,000         435     13,000         435      7,000        234
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

       16,300         739     14,100         639     14,100         639      6,300        285
-------------------------------------------------------------------------------------------------

       17,300         760     13,300         585     17,900         786      7,600        334
        7,522         523      7,522         523      8,101         564      3,471        242
       13,900         383     13,900         383     13,900         383      6,400        176
        9,400         677      9,400         677     10,400         749      5,200        374
        8,500         589      6,500         450      8,500         589      4,000        277
-------------------------------------------------------------------------------------------------
                    2,932                  2,618                  3,071                 1,403

       20,000         740     16,000         592     20,000         740     10,000        370
        8,000         579      8,000         579      8,000         579      4,000        290
-------------------------------------------------------------------------------------------------
                    1,319                  1,171                  1,319                   660

        7,000         616      7,000         616      7,000         616      3,500        308
-------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                 SERIES II
--------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF               NUMBER OF
                                                                         SHARES       VALUE      SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.3%, 1.0%,
    1.1%, 1.0%, 1.1%
    AND 1.0%
      EDP SERVICES
                                          Automatic Data Processing,
                                            Inc.                            14,500   $    581     16,800    $    673
                                          Electronic Data Systems
                                            Corp.                           12,000        724     14,000         844
                                          --------------------------------------------------------------------------
                                                                                        1,305                  1,517
--------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--14.2%, 11.4%,
    11.5%, 10.7%, 12.2% AND 10.6%
      COMPUTER SOFTWARE--2.7%, 2.2%,
      2.2%, 2.2%, 2.4% AND 2.2%
                                          (a)Intuit, Inc.                    8,000        654      9,000         736
                                          (a)Microsoft Corp.                18,000      1,545     21,000       1,802
                                          (a)Oracle Systems Corp.           16,900        643     21,200         807
                                          --------------------------------------------------------------------------
                                                                                        2,842                  3,345

      DIVERSE ELECTRONIC
      PRODUCTS--2.7%, 1.9%, 2.1%,
      1.7%, 2.3% AND 1.7%
                                          (a)Applied Materials, Inc.        11,000        791     12,000         863
                                             Motorola, Inc.                 16,000      1,460     16,000       1,460
                                          (a)Solectron Corp.                 9,000        580      9,000         580
                                          --------------------------------------------------------------------------
                                                                                        2,831                  2,903

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.8%, 1.2%, 1.3%,
      1.1%, 1.5% AND 1.3%
                                          (a)Cisco Systems, Inc.            29,500      1,833     30,000       1,864
                                          --------------------------------------------------------------------------

      ELECTRONIC DATA
      PROCESSING--2.6%, 2.5%, 2.3%,
      2.2%, 2.2% AND 2.1%
                                          Hewlett-Packard Co.               13,400      1,403     18,800       1,968
                                          International Business
                                            Machines Corp.                   6,000        754      8,000       1,006
                                          (a)Sun Microsystems, Inc.          7,600        516     10,600         719
                                          --------------------------------------------------------------------------
                                                                                        2,673                  3,693

      MILITARY ELECTRONICS--1.0%, .7%,
      .7%, .6%, .8% AND .6%
                                          Raytheon Co. "A"                  15,524      1,079     15,948       1,108
                                          --------------------------------------------------------------------------

      OFFICE/PLANT AUTOMATION--.5%,
      .4%, .4%, .4%, .4% AND .3%
                                          (a)Novell, Inc.                   20,800        536     25,000         644
                                          --------------------------------------------------------------------------

      SEMICONDUCTORS--2.9%, 2.5%,
      2.5%, 2.5%, 2.6% AND 2.4%
                                             Intel Corp.                    18,000      1,242     21,000       1,449
                                             Linear Technology Corp.        14,000        859     18,000       1,105
                                             Texas Instruments, Inc.         3,700        533      4,700         677
                                          (a)Xilinx, Inc.                    6,000        374      8,000         499
                                          --------------------------------------------------------------------------
                                                                                        3,008                  3,730
--------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.0%, .9%, .9%,
    .8%, .9% AND .8%
      RAILROADS
                                          Canadian National Railway
                                            Co.                              8,800        592     10,800         727
                                          Norfolk Southern Corp.            17,000        497     22,600         661
                                          --------------------------------------------------------------------------
                                                                                        1,089                  1,388
                                          --------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--60.0%, 47.4%, 50.5%, 47.0%,
                                          51.8% AND 44.4%
                                          (Cost: $47,005, $53,451, $44,691,
                                          $43,088, $47,372 and $22,878)                62,366                 71,829
                                          --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-------------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-------------------------------------------------------------------------------------------------

       13,200    $    529     13,200    $    529     14,400    $    577      6,000    $   240
       12,000         724     11,000         663     12,000         724      6,000        362
-------------------------------------------------------------------------------------------------
                    1,253                  1,192                  1,301                   602
-------------------------------------------------------------------------------------------------

        7,000         572      7,000         572      8,000         654      4,000        327
       16,000       1,373     18,000       1,545     18,000       1,545     10,000        858
       14,600         556     15,600         594     17,900         681      8,800        335
-------------------------------------------------------------------------------------------------
                    2,501                  2,711                  2,880                 1,520

        9,000         647      8,000         576     11,000         791      4,000        288
       14,000       1,278     12,000       1,095     16,000       1,460      6,500        593
        7,000         451      7,000         451      9,000         580      3,600        232
-------------------------------------------------------------------------------------------------
                    2,376                  2,122                  2,831                 1,113

       24,500       1,522     22,000       1,367     29,000       1,802     14,500        901
-------------------------------------------------------------------------------------------------

       13,400       1,403     13,400       1,403     13,400       1,403      7,500        785
        6,000         754      6,000         754      6,000         754      3,000        377
        7,000         475      7,000         475      7,000         475      4,000        272
-------------------------------------------------------------------------------------------------
                    2,632                  2,632                  2,632                 1,434

       12,299         855     10,899         757     14,024         975      5,812        404
-------------------------------------------------------------------------------------------------

       19,500         502     18,000         464     21,000         541      9,000        232
-------------------------------------------------------------------------------------------------

       19,000       1,311     18,000       1,242     19,000       1,311     10,000        690
       14,000         859     14,000         859     12,000         737      6,000        368
        3,250         468      4,050         583      5,000         720      2,050        295
        5,200         325      5,200         325      6,500         405      4,000        250
-------------------------------------------------------------------------------------------------
                    2,963                  3,009                  3,173                 1,603
-------------------------------------------------------------------------------------------------

        8,800         592      8,800         592      8,800         592      4,300        289
       13,800         404     13,800         404     17,000         498      8,700        255
-------------------------------------------------------------------------------------------------
                      996                    996                  1,090                   544
-------------------------------------------------------------------------------------------------
                   58,813                 56,854                 62,877                29,977
-------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                SERIES II
-----------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL              PRINCIPAL
                                                                         AMOUNT      VALUE      AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--3.4%, 1.4%, 2.0%,
    .9%, 2.5% AND .8%
                                          (b)Repurchase agreement
                                            State Street Bank and
                                            Trust Company dated
                                            7/30/99, 5.04%, due
                                            8/2/99                      $     --    $     --    $ 1,040    $  1,040
                                          Commercial paper
                                            Yield--4.88% to 5.06%
                                            Due--August, 1999              3,500       3,490      1,100       1,096
                                          -----------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS
                                          (Cost: $3,490, $2,136, $2,356, $1,063,
                                          $2,984 and $598)                             3,490                  2,136
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $88,144, $130,999, $100,094,
                                          $106,877, $101,408 and $59,641)           $103,906               $151,439
                                          -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

Based on the cost of investments for federal income tax purposes at July 31, 1999, the unrealized appreciation and depreciation on investments is as follows (in thousands):

--------------------------------------------------------------------------------------------------------------------------
                                                 SERIES I    SERIES II    SERIES III    SERIES IV    SERIES V    SERIES VI
--------------------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax
  purposes                                       $88,146     $131,001      $100,094     $106,877     $101,410     $59,642
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                     16,313       21,062        17,017       14,628       20,548       8,216
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                        553          624           528          547          555         259
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                       15,760       20,438        16,489       14,081       19,993       7,957
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-------------------------------------------------------------------------------------------------
     PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
-------------------------------------------------------------------------------------------------

      $   358    $    358    $ 1,063    $  1,063    $   486    $    486    $   598    $   598
        2,000       1,998         --          --      2,500       2,498         --         --
-------------------------------------------------------------------------------------------------
                    2,356                  1,063                  2,984                   598
-------------------------------------------------------------------------------------------------
                 $116,583               $120,958               $121,403               $67,599
-------------------------------------------------------------------------------------------------

REPORT OF AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND--
KEMPER RETIREMENT FUND SERIES I, II, III, IV, V AND VI

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Target Equity Fund--Kemper Retirement Fund Series I, II, III, IV, V and VI as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Kemper Target Equity Fund--Kemper Retirement Fund Series I, II, III, IV, V and VI at July 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          September 16, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999
(IN THOUSANDS)

                                                                          SERIES
                                                ----------------------------------------------------------
                                                   I         II        III       IV         V        VI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $88,144,
$130,999, $100,094, $106,877, $101,408
and $59,641)                                    $103,906   151,439   116,583   120,958   121,403    67,599
----------------------------------------------------------------------------------------------------------
Cash                                                  --        --        --         1         1        --
----------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                   788       889       788       684       788       373
----------------------------------------------------------------------------------------------------------
  Dividends and interest                              39        44        39        37        39        19
----------------------------------------------------------------------------------------------------------
  Foreign taxes recoverable                            4         5         4         4         4         2
----------------------------------------------------------------------------------------------------------
  Other assets                                        --        --        --        --        51        --
----------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                 104,737   152,377   117,414   121,684   122,286    67,993
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------------------

Cash overdraft                                       103        --        --        --        --        --
----------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                              437       532       455       470       437       226
----------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                 6        51       116        67        19       165
----------------------------------------------------------------------------------------------------------
  Management fee                                      42        59        48        47        48        26
----------------------------------------------------------------------------------------------------------
  Administrative services fee                         31        40        29        28        29        12
----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                    56        68       117       104        49        42
----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                            37        38        20        27        89        39
----------------------------------------------------------------------------------------------------------
    Total liabilities                                712       788       785       743       671       510
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                     $104,025   151,589   116,629   120,941   121,615    67,483
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income             $  1,839     3,249     2,024     1,950     2,022       574
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments        15,762    20,440    16,489    14,081    19,995     7,958
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments       3,799     4,490     3,324     3,170     4,247     1,931
----------------------------------------------------------------------------------------------------------
Paid-in capital                                   82,625   123,410    94,792   101,740    95,351    57,020
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                     $104,025   151,589   116,629   120,941   121,615    67,483
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
----------------------------------------------------------------------------------------------------------

Shares outstanding                                 9,495    12,087    10,978    11,208    11,945     6,016
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)               $  10.96     12.54     10.62     10.79     10.18     11.22
----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended July 31, 1999
(IN THOUSANDS)

                                                                                      SERIES
                                                             --------------------------------------------------------
                                                                I         II       III        IV        V        VI
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
  Interest income                                            $ 3,526     6,338     4,149     3,998     4,158    2,431
---------------------------------------------------------------------------------------------------------------------
  Dividends (a)                                                  704       798       649       626       704      336
---------------------------------------------------------------------------------------------------------------------
    Total investment income                                    4,230     7,136     4,798     4,624     4,862    2,767
---------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                 521       772       587       618       623      353
---------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                    261       386       293       309       312      174
---------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses         169       235       226       240       241      121
---------------------------------------------------------------------------------------------------------------------
  Trustee fees                                                    27        35        28        24        21       16
---------------------------------------------------------------------------------------------------------------------
  Audit                                                           22        32        24        26        26       15
---------------------------------------------------------------------------------------------------------------------
  Legal                                                            2         4         5         3         3        1
---------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                         35        40        46        51        50       36
---------------------------------------------------------------------------------------------------------------------
  Other                                                            4         9        11         3         5        6
---------------------------------------------------------------------------------------------------------------------
    Total expenses                                             1,041     1,513     1,220     1,274     1,281      722
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          3,189     5,623     3,578     3,350     3,581    2,045
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                    3,803     4,575     3,324     3,242     4,315    1,941
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
  on investments                                               6,413     6,549     5,877     5,678     4,969    1,988
---------------------------------------------------------------------------------------------------------------------
Net gain on investments                                       10,216    11,124     9,201     8,920     9,284    3,929
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $13,405    16,747    12,779    12,270    12,865    5,974
---------------------------------------------------------------------------------------------------------------------

(a) Net of foreign taxes withheld of $5, $6, $5, $5, $5 and $2, respectively.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 1999 and 1998
(IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                            SERIES I                       SERIES II
------------------------------------------------------------------------------------------------------------
                                                     1999              1998         1999              1998
------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------
  Net investment income                            $  3,189             3,705        5,623             6,273
------------------------------------------------------------------------------------------------------------
  Net realized gain                                   3,803            11,237        4,575            12,702
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation               6,413            (7,635)       6,549            (8,609)
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           13,405             7,307       16,747            10,366
------------------------------------------------------------------------------------------------------------
  Distribution from net investment income            (3,553)           (3,920)      (6,057)           (6,567)
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                (7,757)          (12,075)      (8,476)          (14,360)
------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                     (11,310)          (15,995)     (14,533)          (20,927)
------------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions         (4,409)           (2,090)      (9,062)           (4,385)
------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                         (2,314)          (10,778)      (6,848)          (14,946)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of year                                   106,339           117,117      158,437           173,383
------------------------------------------------------------------------------------------------------------
END OF YEAR                                        $104,025           106,339      151,589           158,437
------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR                              $  1,839             2,129        3,249             3,667
------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

---------------------------------------------------------------------------------
     SERIES III           SERIES IV             SERIES V            SERIES VI
---------------------------------------------------------------------------------
   1999      1998      1999       1998      1999       1998      1999      1998
---------------------------------------------------------------------------------
    3,578     4,139     3,350      3,891     3,581      4,156     2,045     2,290
  -------------------------------------------------------------------------------
    3,324    10,444     3,242     10,153     4,315     11,794     1,941     4,581
  -------------------------------------------------------------------------------
    5,877    (6,524)    5,678     (4,798)    4,969     (6,015)    1,988    (1,054)
  -------------------------------------------------------------------------------
   12,779     8,059    12,270      9,246    12,865      9,935     5,974     5,817
  -------------------------------------------------------------------------------
   (3,971)   (4,303)   (3,676)    (4,220)   (3,913)    (4,539)   (2,773)   (2,370)
  -------------------------------------------------------------------------------
   (7,192)  (11,501)   (6,907)   (10,945)   (8,413)   (12,545)   (3,257)   (4,917)
  -------------------------------------------------------------------------------
  (11,163)  (15,804)  (10,583)   (15,165)  (12,326)   (17,084)   (6,030)   (7,287)
  -------------------------------------------------------------------------------
   (3,071)   (1,269)   (5,163)    (5,594)   (4,810)    (4,096)   (2,948)   (1,214)
  -------------------------------------------------------------------------------
   (1,455)   (9,014)   (3,476)   (11,513)   (4,271)   (11,245)   (3,004)   (2,684)
  -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  118,084   127,098   124,417    135,930   125,886    137,131    70,487    73,171
  -------------------------------------------------------------------------------
  116,629   118,084   120,941    124,417   121,615    125,886    67,483    70,487
  -------------------------------------------------------------------------------
    2,024     2,389     1,950      2,261     2,022      2,390       574     1,296
  -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1  DESCRIPTION OF THE        Kemper Retirement Fund Series I, II, III, IV, V and
   FUND                      VI (the "funds") are diversified series of Kemper
                             Target Equity Fund (the "trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objectives of the funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each fund is as follows:


                             FUND       MATURITY DATE
                              ----      -------------
                             Series I   November 15, 1999
                             Series II  August 15, 2000
                             Series III February 15, 2002
                             Series IV  February 15, 2003
                             Series V   November 15, 2004
                             Series VI  May 15, 2006

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the funds' portfolios, as well as by a guarantee from Scudder Kemper Investments, Inc., the funds' investment manager. Fund shares were sold during limited offering periods which ended during the years 1990 through 1997, and are redeemable on a continuous basis.

                             On July 12, 1999, the Board of Trustees of the Trust elected to continue operation of Series I after the November 15, 1999 maturity date, with a new maturity date of November 15, 2010. The Board of Trustees also approved changing the name of the fund to "Kemper Target Equity Fund 2010" and approved the offering of shares of the fund for a new limited offering period commencing on November 15, 1999.

                             For investors who purchased shares in Series I during the original offering period and who continue in the fund for the new term, the amount of their original investment for purposes of the guaranteed return of investment on the November 15, 2010 maturity date will be the net asset value of their fund shares on November 15, 1999.

                             The funds' financial statements are prepared in accordance with generally accepted accounting principals which require the use of management estimates. The policies described below are followed consistently by the funds in the preparation of their financial statements.

--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the

NOTES TO FINANCIAL STATEMENTS

                             most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements with certain banks and broker/dealers whereby the funds, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTIONS OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other trust expenses are allocated between the funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The funds have a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pay a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The funds incurred a management fee of $3,474,000 for the year ended
                             July 31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the funds to KDI for the year ended July 31, 1999 are $1,735,000, of which $5,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the funds. Under the agreement, KSvC received shareholder services fees of $751,000 for the year ended July 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. During the year ended July 31, 1999, the funds made no payments to their officers and incurred trustees' fees of $151,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                              SERIES I   SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI
                                                              --------   ---------   ----------   ---------   --------   ---------
                                       Purchases              $51,914     60,152       50,007      48,164      52,300     25,171
                                       Proceeds from sales     63,463     75,323       60,007      60,586      65,552     31,150

NOTES TO Financial Statements

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the funds (in thousands):

                                                                        YEAR ENDED JULY 31,
                                                              ----------------------------------------
                                                                    1999                  1998
                                                              ------------------    ------------------
                                                              SHARES     AMOUNT     SHARES     AMOUNT
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
SERIES I
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,178    $ 11,812     1,563    $ 15,719
------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (1,528)    (16,221)   (1,595)    (17,809)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (4,409)             $ (2,090)
------------------------------------------------------------------------------------------------------
 SERIES II
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,286    $ 15,059     1,810    $ 21,124
------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (1,969)    (24,121)   (1,999)    (25,509)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (9,062)             $ (4,385)
------------------------------------------------------------------------------------------------------
 SERIES III
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,208    $ 12,108     1,693    $ 16,384
------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (1,452)    (15,179)   (1,684)    (17,653)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (3,071)             $ (1,269)
------------------------------------------------------------------------------------------------------
 SERIES IV
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,000    $ 10,296     1,532    $ 15,350
------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (1,445)    (15,459)   (1,932)    (20,944)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (5,163)             $ (5,594)
------------------------------------------------------------------------------------------------------
 SERIES V
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,229    $ 11,943     1,782    $ 16,939
------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (1,659)    (16,753)   (2,031)    (21,035)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (4,810)             $ (4,096)
------------------------------------------------------------------------------------------------------
 SERIES VI
------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                      534    $  5,871       696    $  7,349
------------------------------------------------------------------------------------------------------
 Shares redeemed                                                (782)     (8,819)     (757)     (8,563)
------------------------------------------------------------------------------------------------------
 Net decrease from capital share transactions                           $ (2,948)             $ (1,214)
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
                                                                     SERIES I
-------------------------------------------------------------------------------------------------------
                                                                  MONTH
                                           YEAR ENDED JULY 31,    ENDED         YEAR ENDED JUNE 30,
                                           -------------------   JULY 31,   ---------------------------
                                             1999       1998       1997      1997      1996      1995
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.80      11.86      11.24     11.46     11.19     10.67
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .32        .40        .03       .42       .44       .45
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.05        .25        .59      1.48      1.03      1.20
-------------------------------------------------------------------------------------------------------
Total from investment operations               1.37        .65        .62      1.90      1.47      1.65
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .38        .42         --       .44       .44       .41
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .83       1.29         --      1.68       .76       .72
-------------------------------------------------------------------------------------------------------
Total dividends                                1.21       1.71         --      2.12      1.20      1.13
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.96      10.80      11.86     11.24     11.46     11.19
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 13.75%      6.56       5.52     18.43     13.91     17.03
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                       1.00%       .94        .84       .93       .95       .97
-------------------------------------------------------------------------------------------------------
Net investment income                          3.06%      3.30       3.38      3.60      3.68      3.96
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $104,025    106,339    117,117   111,810   107,303   106,482
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             52%        80         86        94        71        63
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                    SERIES II
-------------------------------------------------------------------------------------------------------
                                                                  MONTH
                                           YEAR ENDED JULY 31,    ENDED         YEAR ENDED JUNE 30,
                                           -------------------   JULY 31,   ---------------------------
                                             1999       1998       1997      1997      1996      1995
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $12.41      13.38      12.77     13.01     12.94     12.30
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .45        .52        .05       .56       .58       .60
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              .88        .23        .56      1.29       .77      1.25
-------------------------------------------------------------------------------------------------------
Total from investment operations               1.33        .75        .61      1.85      1.35      1.85
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .50        .54         --       .59       .57       .57
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .70       1.18         --      1.50       .71       .64
-------------------------------------------------------------------------------------------------------
Total dividends                                1.20       1.72         --      2.09      1.28      1.21
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $12.54      12.41      13.38     12.77     13.01     12.94
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.42%      6.46       4.78     15.56     10.92     16.52
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                        .98%       .94        .90       .92       .94       .96
-------------------------------------------------------------------------------------------------------
Net investment income                          3.64%      3.80       3.98      4.08      4.16      4.54
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $151,589    158,437    173,383   167,170   168,425   173,337
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             40%        57         67        70        54        47
-------------------------------------------------------------------------------------------------------

NOTE FOR ALL SERIES: Total return does not reflect the effect of any sales charges. Per share data for the year ended July 31, 1999 was determined based on average shares outstanding.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------
                                                                     SERIES III
----------------------------------------------------------------------------------------------------------
                                            YEAR ENDED JULY        MONTH
                                                  31,              ENDED           YEAR ENDED JUNE 30,
                                            ------------------     JULY 31,        ------------------
                                             1999      1998         1997        1997      1996      1995
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.52     11.33       10.75        10.95     10.75      9.87
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .32       .39         .04          .42       .43       .44
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              .82       .27         .54         1.22       .78      1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations               1.14       .66         .58         1.64      1.21      1.68
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .37       .40          --          .43       .44       .43
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .67      1.07          --         1.41       .57       .37
----------------------------------------------------------------------------------------------------------
Total dividends                                1.04      1.47          --         1.84      1.01       .80
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.62     10.52       11.33        10.75     10.95     10.75
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.47%     6.68        5.40        16.38     11.72     18.37
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       1.04%      .95         .83          .95       .96      1.00
----------------------------------------------------------------------------------------------------------
Net investment income                          3.06%     3.36        3.63         3.61      3.67      4.14
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                               $116,629   118,084     127,098      122,334   121,488   124,681
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             44%       67          79           74        59        52
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                      SERIES IV
----------------------------------------------------------------------------------------------------------
                                            YEAR ENDED JULY        MONTH
                                                  31,              ENDED           YEAR ENDED JUNE 30,
                                           ------------------     JULY 31,     ---------------------------
                                             1999      1998         1997        1997      1996      1995
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.68     11.28       10.69        10.70     10.07      8.83
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .29       .35         .03          .39       .40       .39
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              .77       .38         .56         1.17       .64      1.22
----------------------------------------------------------------------------------------------------------
Total from investment operations               1.06       .73         .59         1.56      1.04      1.61
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .33       .37          --          .38       .41       .37
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .62       .96          --         1.19        --        --
----------------------------------------------------------------------------------------------------------
Total dividends                                 .95      1.33          --         1.57       .41       .37
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.79     10.68       11.28        10.69     10.70     10.07
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.35%     7.27        5.52        15.73     10.47     18.95
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       1.03%      .98         .88          .96       .95       .97
----------------------------------------------------------------------------------------------------------
Net investment income                          2.71%     2.98        3.22         3.35      3.46      4.01
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                               $120,941   124,417     135,930      131,225   138,858   152,179
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             36%       59          66           66        52        45
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
                                                                     SERIES V
-------------------------------------------------------------------------------------------------------
                                            YEAR ENDED JULY      MONTH
                                                  31,            ENDED         YEAR ENDED JUNE 30,
                                           ------------------   JULY 31,   ----------------------------
                                             1999      1998       1997       1997      1996      1995
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.17     10.86     10.22       10.20      9.53      8.15
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .29       .35       .03         .39       .39       .28
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              .76       .39       .61        1.22       .64      1.31
-------------------------------------------------------------------------------------------------------
Total from investment operations               1.05       .74       .64        1.61      1.03      1.59
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .33       .38        --         .39       .36       .21
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .71      1.05        --        1.20        --        --
-------------------------------------------------------------------------------------------------------
Total dividends                                1.04      1.43        --        1.59       .36       .21
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.18     10.17     10.86       10.22     10.20      9.53
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.81%     7.76      6.26       17.14     10.95     19.97
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                       1.03%      .99       .94         .96       .96      1.07
-------------------------------------------------------------------------------------------------------
Net investment income                          2.87%     3.16      3.34        3.59      3.64      4.01
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $121,615   125,886   137,131     130,675   129,747   134,937
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             40%       66        76          79        58        73
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                    SERIES VI
-------------------------------------------------------------------------------------------------------
                                            YEAR ENDED JULY      MONTH      YEAR ENDED JUNE     MAY 1,
                                                  31,            ENDED            30,             TO
                                           ------------------   JULY 31,   -----------------   JUNE 30,
                                             1999      1998       1997      1997      1996       1995
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.25     11.57     10.86       9.83      9.26      9.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .33       .38       .03        .33       .24       .06
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              .64       .50       .68       1.26       .57       .20
-------------------------------------------------------------------------------------------------------
Total from investment operations                .97       .88       .71       1.59       .81       .26
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .46       .39        --        .28       .13        --
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .54       .81        --        .28       .11        --
-------------------------------------------------------------------------------------------------------
Total dividends                                1.00      1.20        --        .56       .24        --
-------------------------------------------------------------------------------------------------------
Net assets value, end of period            $  11.22     11.25     11.57      10.86      9.83      9.26
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.81%     8.32      6.54      16.64      8.79      2.89
-------------------------------------------------------------------------------------------------------
 RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                       1.02%     1.01      1.00       1.02      1.27      1.09
-------------------------------------------------------------------------------------------------------
Net investment income                          2.90%     3.18      3.43       3.43      3.47      3.91
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $ 67,483    70,487    73,171     69,392    49,689     7,189
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             33%       54        65         74        34        --
-------------------------------------------------------------------------------------------------------

FINANCIAL Highlights

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Kemper Retirement Fund--Series I, II, III, IV, V and VI paid distributions of $.49, $.47, $.41, $.36, $.44 and $.32 per share, respectively, from net long-term capital gains during the year ended July 31, 1999, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Kemper Retirement Fund--Series I, II, III, IV, V and VI designate $4,000,000, $4,810,000, $3,490,000, $3,405,000, $4,535,000 and $2,040,000, respectively, as capital gain dividends for the year ended July 31, 1999, of which 100% represent 20% rate gains.

For corporate shareholders of Kemper Retirement Fund--Series I, II, III, IV, V and VI 19%, 13%, 16%, 16%, 19% and 12%, respectively, of the income earned during the year ended July 31, 1999 qualified for the dividends received deduction.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

TRUSTEES & OFFICERS


TRUSTEES                        OFFICERS
JAMES E. AKINS                  MARK S. CASADY         LINDA J. WONDRACK
Trustee                         President              Vice President
JAMES R. EDGAR                  PHILLIP J. COLLORA     MAUREEN E. KANE
Trustee                         Vice President         Assistant Secretary
ARTHUR R. GOTTSCHALK            and Secretary          CAROLINE PEARSON
Trustee                         JOHN R. HEBBLE         Assistant Secretary
FREDERICK T. KELSEY             Treasurer              BRENDA LYONS
Trustee                         TRACY MCCORMICK        Assistant Treasurer
THOMAS W. LITTAUER              Vice President
Trustee and Vice President      ANN M. MCCREARY
FRED B. RENWICK                 Vice President
Trustee                         KATHRYN L. QUIRK
JOHN G. WELTHERS                Vice President
Trustee                         CORNELIA SMALL
                                Vice President


 ---------------------------------------------------------------------------
LEGAL COUNSEL             VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                          222 North LaSalle Street
                          Chicago, IL 60601
 ---------------------------------------------------------------------------
SHAREHOLDER               KEMPER SERVICE COMPANY
SERVICE AGENT             P.O. Box 419557
                          Kansas City, MO 64141
 ---------------------------------------------------------------------------
CUSTODIAN                 STATE STREET BANK AND TRUST
                          225 Franklin Street
                          Boston, MA 02110
 ---------------------------------------------------------------------------
TRANSFER AGENT            INVESTORS FIDUCIARY TRUST COMPANY
                          801 Pennsylvania Avenue
                          Kansas City, MO 64105
 ---------------------------------------------------------------------------
INDEPENDENT AUDITORS      ERNST & YOUNG LLP
                          233 South Wacker Drive
                          Chicago, IL 60606
 ---------------------------------------------------------------------------
PRINCIPAL UNDERWRITER     KEMPER DISTRIBUTORS, INC.
                          222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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